                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       February 23, 2004
                                                 -------------------------------


                               IKONICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                      000-25727                41-0730027
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)




                 4832 GRAND AVENUE
                 DULUTH, MINNESOTA                                  55807
-----------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code        (218) 628-2217
                                                   -----------------------------



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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

         (c)      Exhibits

         99       Press Release dated February 23, 2004

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         On February 23, 2004, IKONICS Corporation (the "Company") reported its financial results for the quarter and twelve months ended December 31, 2003. See the Company's press release dated February 23, 2004, which is furnished as
Exhibit 99 hereto and incorporated by reference in this Item 12.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  IKONICS CORPORATION


Date:  March 4, 2004                              /s/ Jon Gerlach
                                                  ------------------------------
                                                  Jon Gerlach
                                                  Chief Financial Officer
                                                  and Vice President of Finance








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                                  EXHIBIT INDEX

                                                                                                   Method
Exhibit                                      Description                                          of Filing
-------                                      -----------                                          ---------
                                                                                                Filed
99             Press Release dated February 23, 2004 .........................................  Electronically